UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant þ
Filed by a Party other than the Registrant ¨
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
þ Definitive Additional Materials
¨ Soliciting Material Pursuant to Section 240.14a -12

OFFICE DEPOT, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
þ	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following letter was sent to Office Depot, Inc. stockholders on April 14, 2008:

April 14, 2008

PROXY ADVISOR RECOMMENDS OFFICE DEPOT’S STOCKHOLDERS VOTE TO REJECT ALAN
LEVAN’S AND HIS COMPANY WOODBRIDGE’S DISSIDENT NOMINEES

ISS cites concerns about poor performance of Levan’s companies and lack of qualifications of his nominees, says dissidents have not proven that they would be better able than management to effect positive changes*

Your Board and Management Are Implementing a Strong Turnaround Plan

Dear Fellow Stockholder:

     We are pleased to inform you that Institutional Shareholder Services (“ISS”), an institutional proxy advisor, recommends that Office Depot’s stockholders vote to reject Alan Levan’s and his company Woodbridge’s dissident nominees. In its recommendation, ISS cites concerns about the poor performance of Alan Levan’s companies and the lack of qualifications of his nominees, and concludes that Levan and his nominees have not proven that they would be better able than your management to effect positive changes at Office Depot.* We welcome ISS’s support, and your Board and management remain focused on executing a strong turnaround plan designed to increase value for all Office Depot stockholders. Please disregard Alan Levan’s letters and press releases, which we believe contain information that is often untrue, outdated or misrepresents what is really happening at Office Depot, and support your Board and management team by voting the WHITE proxy card today.

YOUR BOARD AND MANAGEMENT SUCCESSFULLY ADDRESSED THE ISSUES FACING OFFICE DEPOT IN 2005 — LEVAN’S CLAIM THAT THE SAME PROBLEMS HAVE EXISTED AT OFFICE DEPOT FOR THREE YEARS IS WITHOUT MERIT

     Steve Odland joined Office Depot in 2005 when our business was facing many challenges. Together with your Board, management successfully initiated measures to refocus the Company, and did not simply “cut costs for short term gain” as Levan claims. Since 2005 we have:

  Built a new leadership team.
  Built 253 new stores to enhance retail growth.
  Remodeled stores to improve customers’ shopping experience.
  Expanded high-growth service offerings in Retail and Business Solutions.
  Expanded global reach, including in China, Korea, and Eastern Europe.
  Integrated historical acquisitions.

     Primarily as a result of these initiatives, your Board and management created significant value for all of Office Depot’s stockholders and outperformed Staples from April 2005 through March 2007, contrary to Levan’s continued claims of our underperformance. In particular:

  From March 2005 through March 2007, earnings per share grew 59%.
  In the first quarter of 2007, Office Depot had record sales and earnings.
  From March 2005 through March 2007, Office Depot’s share price increased 70%.

2

YOUR BOARD AND MANAGEMENT ARE IMPLEMENTING A LONG-RANGE STRATEGIC PLAN DESIGNED TO ADDRESS THE NEW CHALLENGES FACING YOUR COMPANY — THERE IS NO MERIT TO LEVAN’S CLAIM THAT OUR PLAN OFFERS NOTHING NEW

     Office Depot is facing challenges that are different from those faced in 2005, and your Board and management have developed a strong, strategic plan designed to address these new challenges. Our detailed turnaround plan is clearly distinguishable from the measures we took in 2005 and includes:

  North American Retail – Focusing on micro-business customers with a new product assortment and re- launched loyalty program to provide an even stronger value proposition; improving our value programs Buy More & Save, Private Brands and Worklife Rewards™; and enhancing service offerings to complement product offerings.
  North American Business Solutions – Redesigning a direct marketing program that includes launching a new telephone account management strategy and structure; improving on-line marketing efficiency and effectiveness; and pursuing a detailed contact strategy to optimize penetration of existing customers.
  International – Improving service in the U.K. and actively managing costs and maximizing distribution efficiency; improving productivity by transitioning back-office functions to a shared service center in Eastern Europe and consolidating European call centers and distribution facilities; and leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia.

WE ARE NOT BLAMING MACROECONOMIC CONDITIONS — WE ARE RECOGNIZING THEM AND ADDRESSING THEIR CONSEQUENCES

     Today’s difficult macroeconomic environment is undeniably affecting us all. Office Depot’s customers, particularly those that are small and home office businesses, have been especially hard hit. Virtually every retailer and business is impacted by economic issues. The important question is: what are we doing about it? Your Board and management are implementing a strong turnaround plan that is designed to combat head-on the macroeconomic issues that we face and deliver increased value for all stockholders. We are not “blaming” macroeconomic issues, we’re dealing with them.

Moreover, our turnaround plan includes specific and detailed margin improvement initiatives that we believe will improve operating margins by 300 basis points by year-end 2010 regardless of macroeconomic conditions.

WE HAVE BEEN IMPLEMENTING OUR NEW PLAN SINCE NOVEMBER 2007 — LEVAN WRONGLY CLAIMS THAT OUR PLAN WAS MADE PUBLIC ONLY AFTER HE COMMENCED HIS PROXY CONTEST

     Office Depot’s long-range strategic plan was first announced on November 20, 2007, during Office Depot’s third quarter 2007 earnings conference call, and implementation was already underway. Perhaps Levan missed the conference call, as he did not become a stockholder until March 2008, having bought most of his shares the week before launching his proxy contest.

LEVAN AND HIS HANDPICKED NOMINEES ARE THE WRONG VOICE FOR OFFICE DEPOT’S STOCKHOLDERS AND ADD NOTHING NEW

     ISS notes that Mark Begelman has not been in the office supplies business for over 12 years.* Neither Mark Begelman nor Martin Hanaka have experiences from their prior employment at Office Depot or Staples that would help Office Depot today. At the time of their employment, Office Depot and Staples were much smaller, less global and much less complex than today’s Office Depot (55% of which is non-retail). Furthermore, during Mark Begelman’s entire tenure at Office Depot, current Board member David Fuente led the Company and drove results. Begelman’s last retail operating experience resulted in the liquidation of his company in 2002.

     ISS raised concerns about Mark Begelman’s independence from Alan Levan and his potential to be “disruptive” in the boardroom.* Mark Begelman has a record of failed business ventures and has made disparaging remarks about our industry. The music superstore chain Mars Music that Begelman founded in 1997, and for which he served as CEO, filed for bankruptcy in 2002 and ended up in liquidation. When he left Office Depot in 1995 he told reporters that he had grown bored with Office Depot, lamenting that his life consisted of staples and paperclips. “I was president by day and rocker by night,” he was reported as saying, “I wanted to be rocker by day and rocker by night.”**

3

     ISS concluded that the poor performance of Martin Hanaka’s prior companies “raises doubts about his ability to improve shareholder value as a CEO or a board member”.* Martin Hanaka has a track record of destroying stockholder value and has engaged in misconduct:

  Sports Authority’s stock price fell by approximately 13% from February 1998, when Hanaka joined as Vice Chairman, through the company’s merger with Gart Sports in August 2003 (in which period he became CEO).
  Trans World Entertainment’s stock price has fallen approximately 75% since Hanaka joined its board in 1998.
  Golfsmith International’s stock price has fallen by approximately 80% since Hanaka joined its board in 2007. Hanaka is currently Golfsmith’s interim CEO.
  Hanaka resigned from Staples in 1997 after being arrested for assaulting a female co-worker. According to an article published in The Wall Street Journal on October 21, 1997, Hanaka’s victim told police that they had been involved in a two-year extramarital affair.

     ISS noted that all the publicly traded companies where Levan is either the CEO or Chairman “have significantly negative return for the past 1-, 2- 3- years” and raised concerns about his lack of experience in retail and as an activist investor.* Levan has no experience in our industry and his companies are performing poorly. Levan has experience in real estate development and banking, not retail. Moreover, his business track record is disconcerting. On a recent earnings call for one of his companies he was even called a “serial killer of public companies.”*** Over the past three years, the stock prices of Levitt Corporation (where Levan is Chairman and CEO), BankAtlantic Bancorp (where Levan is Chairman and CEO and Begelman is an employee), BFC Financial Corporation (where Levan is Chairman and CEO) and Bluegreen Corporation (where Levan is Chairman) have dropped approximately 93%, 75%, 88% and 53%, respectively. In addition, Levitt and Sons, Levitt’s wholly owned subsidiary, is in bankruptcy.

     Levan only has a small economic interest in your Company. Levan bought his first 200 shares on the record date last month. Levan and his affiliates have now publicly reported owning less than 1.1% of our outstanding common stock.

     Your Board and management team have demonstrated an unwavering commitment to building value for all Office Depot stockholders and are positioning the Company for sustainable and profitable growth. We ask you to carefully consider what expertise Levan and his dissident nominees will provide to your Company.

WE URGE YOU TO SUPPORT YOUR BOARD AND SENIOR MANAGEMENT BY VOTING THE WHITE PROXY CARD TODAY

     We strongly urge all Office Depot stockholders to discard any gold proxy cards you may receive from Alan Levan or Woodbridge and support your Board of Directors and vote “FOR” all of the Company’s directors on the enclosed WHITE proxy card today.

     We thank you for your continued support of Office Depot.

On behalf of the Board of Directors,

Sincerely,

4

/s/ Steve Odland	/s/ Neil R. Austrian
Steve Odland	Neil R. Austrian
Chairman of the Board and Chief Executive Officer	Lead Director

*	ISS Governance Services, US Proxy Advisory Services, April 11, 2008.
**	Bethany McLean, Fortune Magazine, April 12, 1999.
***	Bluegreen Corporation fourth quarter 2007 earnings call.
Permission to cite/quote each of the foregoing neither sought nor obtained.

Important Information: In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

If you have any questions or need any assistance in voting your Office Depot shares contact:

MacKenzie
Partners, Inc.
105 Madison Avenue
New York, NY 10016
officedepotproxy@mackenziepartners.com
Call Collect: (212) 929-5500

5

Or
Toll-Free: (800) 322-2885

6

The following press release was issued by Office Depot, Inc. on April 14, 2008:

CONTACTS:

Brian Turcotte
Investor Relations
(561) 438-3657
brian.turcotte@officedepot.com

Brian Levine
Public Relations
(561) 438-2895
brian.levine@officedepot.com

David Reno/Dan Gagnier
Sard Verbinnen & Co.
(212) 687-8080
dgagnier@sardverb.com /
dreno@sardverb.com

OFFICE DEPOT SENDS LETTER URGING STOCKHOLDERS TO REJECT ALAN LEVAN’S AND HIS
COMPANY WOODBRIDGE’S DISSIDENT NOMINEES

Proxy Advisor Cites Poor Performance of Levan’s Companies and Lack of Qualifications of His
Nominees* And Recommends That Stockholders Vote Office Depot’s WHITE Proxy Card

Office Depot Has Track Record Of Creating Stockholder Value And Is Implementing A Strong, Strategic
Plan Designed To Increase Value For All Stockholders

Delray Beach, Fla., April 14, 2008 -- Office Depot, Inc. (NYSE: ODP), a leading global provider of office products and services, mailed a letter to stockholders today announcing that Institutional Shareholder Services (ISS), an institutional proxy advisory service, recommends that Office Depot stockholders vote to reject the two dissident directors nominated by Alan Levan and his company Woodbridge at this year’s Annual Meeting of Stockholders currently scheduled for April 23, 2008. ISS cited concerns about the poor performance of Levan’s companies and the lack of qualifications of his nominees, and concluded that Levan and his nominees have not proven that they would be better able than Office Depot’s management to effect positive changes at Office Depot.

     The letter to stockholders also notes that Office Depot’s Board and management successfully addressed the issues facing Office Depot in 2005, and did not simply “cut costs for short term gain” as Levan claims. Office Depot’s Board and management created significant value for all of Office Depot’s stockholders and outperformed Staples from April 2005 through March 2007. In particular, from March 2005 through March 2007, earnings per share grew 59%; in the first quarter of 2007, Office Depot had record sales and earnings; and from March 2005 through March 2007 Office Depot’s share price increased 70%.

     Office Depot also noted in its letter to stockholders that it is facing challenges that are different from those faced in 2005, and that its Board and management have developed a strong, strategic plan designed to address these new challenges and increase value for all stockholders. This turnaround plan is clearly distinguishable from the measures taken in 2005, and includes detailed margin improvement initiatives that Office Depot believes will improve operating margins by 300 basis points by year-end 2010 regardless of macroeconomic conditions.

     Office Depot continues to believe that Alan Levan and his handpicked nominees are the wrong voice for Office Depot’s stockholders, are not qualified to serve Office Depot in any capacity and add nothing new. ISS recommends that Office Depot stockholders vote only the WHITE proxy card and not vote any gold card they receive from Levan/Woodbridge. Office Depot welcomes ISS’s support and strongly urges all Office Depot stockholders to discard any gold proxy cards they may receive from Alan Levan or Woodbridge and support Office Depot’s Board of Directors and vote “FOR” all of the Company’s directors on the WHITE proxy card.

Full Text of the letter follows:

April 14, 2008

PROXY ADVISOR RECOMMENDS OFFICE DEPOT’S STOCKHOLDERS VOTE TO REJECT ALAN
LEVAN’S AND HIS COMPANY WOODBRIDGE’S DISSIDENT NOMINEES

ISS cites concerns about poor performance of Levan’s companies and lack of qualifications of his nominees, says dissidents have not proven that they would be better able than management to effect positive changes*

Your Board and Management Are Implementing a Strong Turnaround Plan

Dear Fellow Stockholder:

     We are pleased to inform you that Institutional Shareholder Services (“ISS”), an institutional proxy advisor, recommends that Office Depot’s stockholders vote to reject Alan Levan’s and his company Woodbridge’s dissident nominees. In its recommendation, ISS cites concerns about the poor performance of Alan Levan’s companies and the lack of qualifications of his nominees, and concludes that Levan and his nominees have not proven that they would be better able than your management to effect positive changes at Office Depot.* We welcome ISS’s support, and your Board and management remain focused on executing a strong turnaround plan designed to increase value for all Office Depot stockholders. Please disregard Alan Levan’s letters and press releases, which we believe contain information that is often untrue, outdated or misrepresents what is really happening at Office Depot, and support your Board and management team by voting the WHITE proxy card today.

YOUR BOARD AND MANAGEMENT SUCCESSFULLY ADDRESSED THE ISSUES FACING OFFICE DEPOT IN 2005 — LEVAN’S CLAIM THAT THE SAME PROBLEMS HAVE EXISTED AT OFFICE DEPOT FOR THREE YEARS IS WITHOUT MERIT

     Steve Odland joined Office Depot in 2005 when our business was facing many challenges. Together with your Board, management successfully initiated measures to refocus the Company, and did not simply “cut costs for short term gain” as Levan claims. Since 2005 we have:

  Built a new leadership team.
  Built 253 new stores to enhance retail growth.
  Remodeled stores to improve customers’ shopping experience.
  Expanded high-growth service offerings in Retail and Business Solutions.
  Expanded global reach, including in China, Korea, and Eastern Europe.
  Integrated historical acquisitions.

     Primarily as a result of these initiatives, your Board and management created significant value for all of Office Depot’s stockholders and outperformed Staples from April 2005 through March 2007, contrary to Levan’s continued claims of our underperformance. In particular:

  From March 2005 through March 2007, earnings per share grew 59%.
  In the first quarter of 2007, Office Depot had record sales and earnings.
  From March 2005 through March 2007, Office Depot’s share price increased 70%.

YOUR BOARD AND MANAGEMENT ARE IMPLEMENTING A LONG-RANGE STRATEGIC PLAN DESIGNED TO ADDRESS THE NEW CHALLENGES FACING YOUR COMPANY — THERE IS NO MERIT TO LEVAN’S CLAIM THAT OUR PLAN OFFERS NOTHING NEW

     Office Depot is facing challenges that are different from those faced in 2005, and your Board and management have developed a strong, strategic plan designed to address these new challenges. Our detailed turnaround plan is clearly distinguishable from the measures we took in 2005 and includes:

  North American Retail – Focusing on micro-business customers with a new product assortment and re- launched loyalty program to provide an even stronger value proposition; improving our value programs Buy More & Save, Private Brands and Worklife Rewards™; and enhancing service offerings to complement product offerings.
  North American Business Solutions – Redesigning a direct marketing program that includes launching a new telephone account management strategy and structure; improving on-line marketing efficiency and effectiveness; and pursuing a detailed contact strategy to optimize penetration of existing customers.
  International – Improving service in the U.K. and actively managing costs and maximizing distribution efficiency; improving productivity by transitioning back-office functions to a shared service center in Eastern Europe and consolidating European call centers and distribution facilities; and leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia.

WE ARE NOT BLAMING MACROECONOMIC CONDITIONS — WE ARE RECOGNIZING THEM AND ADDRESSING THEIR CONSEQUENCES

     Today’s difficult macroeconomic environment is undeniably affecting us all. Office Depot’s customers, particularly those that are small and home office businesses, have been especially hard hit. Virtually every retailer and business is impacted by economic issues. The important question is: what are we doing about it? Your Board and management are implementing a strong turnaround plan that is designed to combat head-on the macroeconomic issues that we face and deliver increased value for all stockholders. We are not “blaming” macroeconomic issues, we’re dealing with them.

Moreover, our turnaround plan includes specific and detailed margin improvement initiatives that we believe will improve operating margins by 300 basis points by year-end 2010 regardless of macroeconomic conditions.

WE HAVE BEEN IMPLEMENTING OUR NEW PLAN SINCE NOVEMBER 2007 — LEVAN WRONGLY CLAIMS THAT OUR PLAN WAS MADE PUBLIC ONLY AFTER HE COMMENCED HIS PROXY CONTEST

     Office Depot’s long-range strategic plan was first announced on November 20, 2007, during Office Depot’s third quarter 2007 earnings conference call, and implementation was already underway. Perhaps Levan missed the conference call, as he did not become a stockholder until March 2008, having bought most of his shares the week before launching his proxy contest.

LEVAN AND HIS HANDPICKED NOMINEES ARE THE WRONG VOICE FOR OFFICE DEPOT’S STOCKHOLDERS AND ADD NOTHING NEW

     ISS notes that Mark Begelman has not been in the office supplies business for over 12 years.* Neither Mark Begelman nor Martin Hanaka have experiences from their prior employment at Office Depot or Staples that would help Office Depot today. At the time of their employment, Office Depot and Staples were much smaller, less global and much less complex than today’s Office Depot (55% of which is non-retail). Furthermore, during Mark Begelman’s entire tenure at Office Depot, current Board member David Fuente led the Company and drove results. Begelman’s last retail operating experience resulted in the liquidation of his company in 2002.

     ISS raised concerns about Mark Begelman’s independence from Alan Levan and his potential to be “disruptive” in the boardroom.* Mark Begelman has a record of failed business ventures and has made disparaging remarks about our industry. The music superstore chain Mars Music that Begelman founded in 1997, and for which he served as CEO, filed for bankruptcy in 2002 and ended up in liquidation. When he left Office Depot in 1995 he told reporters that he had grown bored with Office Depot, lamenting that his life consisted of staples and paperclips. “I was president by day and rocker by night,” he was reported as saying, “I wanted to be rocker by day and rocker by night.”**

     ISS concluded that the poor performance of Martin Hanaka’s prior companies “raises doubts about his ability to improve shareholder value as a CEO or a board member”.* Martin Hanaka has a track record of destroying stockholder value and has engaged in misconduct:

  Sports Authority’s stock price fell by approximately 13% from February 1998, when Hanaka joined as Vice Chairman, through the company’s merger with Gart Sports in August 2003 (in which period he became CEO).
  Trans World Entertainment’s stock price has fallen approximately 75% since Hanaka joined its board in 1998.
  Golfsmith International’s stock price has fallen by approximately 80% since Hanaka joined its board in 2007. Hanaka is currently Golfsmith’s interim CEO.
  Hanaka resigned from Staples in 1997 after being arrested for assaulting a female co-worker. According to an article published in The Wall Street Journal on October 21, 1997, Hanaka’s victim told police that they had been involved in a two-year extramarital affair.

     ISS noted that all the publicly traded companies where Levan is either the CEO or Chairman “have significantly negative return for the past 1-, 2- 3- years” and raised concerns about his lack of experience in retail and as an activist investor.* Levan has no experience in our industry and his companies are performing poorly. Levan has experience in real estate development and banking, not retail. Moreover, his business track record is disconcerting. On a recent earnings call for one of his companies he was even called a “serial killer of public companies.”*** Over the past three years, the stock prices of Levitt Corporation (where Levan is Chairman and CEO), BankAtlantic Bancorp (where Levan is Chairman and CEO and Begelman is an employee), BFC Financial Corporation (where Levan is Chairman and CEO) and Bluegreen Corporation (where Levan is Chairman) have dropped approximately 93%, 75%, 88% and 53%, respectively. In addition, Levitt and Sons, Levitt’s wholly owned subsidiary, is in bankruptcy.

     Levan only has a small economic interest in your Company. Levan bought his first 200 shares on the record date last month. Levan and his affiliates have now publicly reported owning less than 1.1% of our outstanding common stock.

     Your Board and management team have demonstrated an unwavering commitment to building value for all Office Depot stockholders and are positioning the Company for sustainable and profitable growth. We ask you to carefully consider what expertise Levan and his dissident nominees will provide to your Company.

WE URGE YOU TO SUPPORT YOUR BOARD AND SENIOR MANAGEMENT BY VOTING THE WHITE PROXY CARD TODAY

     We strongly urge all Office Depot stockholders to discard any gold proxy cards you may receive from Alan Levan or Woodbridge and support your Board of Directors and vote “FOR” all of the Company’s directors on the enclosed WHITE proxy card today.

We thank you for your continued support of Office Depot.

On behalf of the Board of Directors,

Sincerely,

/s/ Steve Odland	/s/ Neil R. Austrian
Steve Odland	Neil R. Austrian
Chairman of the Board and Chief Executive Officer	Lead Director

*	ISS Governance Services, US Proxy Advisory Services, April 11, 2008.
**	Bethany McLean, Fortune Magazine, April 12, 1999.
***	Bluegreen Corporation fourth quarter 2007 earnings call.
Permission to cite/quote each of the foregoing neither sought nor obtained.

Important Information: In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

About Office Depot

Every day, Office Depot is Taking Care of Business for millions of customers around the globe. For the local corner store as well as Fortune 500 companies, Office Depot provides products and services to its customers through more than 1,600 worldwide retail stores, a dedicated sales force, top-rated catalogs and a $4.9 billion e-commerce operation. Office Depot has annual sales of approximately $15.5 billion, and employs about 49,000 associates around the world. The Company provides more office products and services to more customers in more countries than any other company, and currently sells to customers directly or through affiliates in 43 countries.

Office Depot's common stock is listed on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index. Additional press information can be found at: http://mediarelations.officedepot.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.